UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2016

Cogint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida		33431
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 561-757-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with the rebranding of Cogint, Inc., a Delaware corporation (the “Company”), from IDI, Inc. and the launch of a new corporate website at www.cogint.com, the Company has updated its Company presentation. A copy of the Company presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is also available in the “Investors” section of the Company’s website at www.cogint.com. The Company disclaims any obligation to correct or update these materials in the future, except as required by law.

The information included herein and in Exhibit 99.1 is being furnished pursuant to this Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. Information on our website is not and should not be considered incorporated into this filing or any of our filings with the Securities and Exchange Commission (the “SEC”).

The Company presentation attached hereto as Exhibit 99.1 contains statements that may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipate,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. The Company has based these forward-looking statements on its current views about its plans, intentions, expectations, strategies and prospects. While the Company believes these plans, intentions, expectations, strategies and prospects are reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results or events to differ materially from those indicated by such forward-looking statements. Management cautions that any such forward-looking statements are not guarantees of future performance, and readers cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation, the risks and uncertainties discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q, as well as the other factors described in the filings that the Company makes with the SEC from time to time.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Cogint, Inc. Company Presentation dated September 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogint, Inc.

September 29, 2016	By:	/s/ Derek Dubner
	Name:	Derek Dubner
	Title:	CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Cogint, Inc. Company Presentation dated September 2016.

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